EXHIBIT 10.23



                   FIRST AMENDMENT TO RESTATED OFFER TO LEASE


THIS AGREEMENT made as of the 16th day of October, 2000.


BETWEEN:

          PCI PROPERTIES CORP., a company incorporated under the laws of the Province of British Columbia and having an office at 1700 - 1030 West Georgia Street, Vancouver, British Columbia, V6E 2Y3

          (the "Landlord")

AND:

          PIVOTAL CORPORATION, a company incorporated under the laws of the Province of British Columbia and having an office at 300 - 224 West Esplanade, North Vancouver, British Columbia, V7M 3M6

          (the "Tenant")


WHEREAS:

A. Pursuant to a restated offer to lease made the 28th day of July, 2000 between the parties (the "Offer to Lease"), the Landlord agreed to lease to the Tenant, and the Tenant agreed to lease from the Landlord, the Premises in the Building (currently unbuilt) on the terms and conditions therein;

B. In connection with the Offer to Lease, the parties agreed to enter into a definitive office lease agreement substantially in the form and upon the terms and conditions as set forth in the form of office lease attached as Schedule "D" to the Offer to Lease (the "Lease");

C. The parties have made and agreed to certain changes to the provisions relating to the security deposit in section 6.3 of the Lease, which changes the parties have determined should form part of the Offer to Lease;

D. The parties have agreed to amend the Offer to Lease on the terms and conditions provided for herein.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained the parties hereto agree as follows:

1.   Definitions

     Unless the context otherwise requires, terms which are used in this Agreement (including the Recitals), and not otherwise defined herein, have the meanings given to them by the Offer to Lease.


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2.   Amendments to Offer to Lease

     (a) The Offer to Lease is hereby amended by deleting section 28 thereof in its entirety and substituting the following therefor:

          "28. Within two (2) days of execution by both parties of this Offer to
               Lease, the Tenant covenants and agrees to provide a letter of credit issued to the Landlord in an amount of $1,000,000.00 to be held upon the terms and conditions contained in section 6.3 of the Lease (the "Security Deposit"). Upon five (5) business days' notice that the Landlord will commence pouring for the foundations/footings for the Building, the Tenant covenants and agrees to increase the Security Deposit to $3,750,000.00 on or before the date the Landlord commences such pouring. Thereafter, the Tenant covenants and agrees to increase the Security Deposit to an amount equal to two (2) years' gross rent (for example, the Security Deposit would be $7,855,000.00 if the gross rent was $62.84 per square foot and the Rentable Area of the Premises was 125,000 square feet) on or before the Commencement Date. The terms of Exhibit "F" attached to the Lease, as well as the provision of section 6.3 of the Lease requiring that cash proceeds be held in trust in interest-bearing certificates shall apply to all of the security provided under this clause, mutatis mutandis."

3.   Effect on Offer to Lease

     (a) This Agreement is supplemental to and shall be read with and deemed to be part of the Offer to Lease and the Offer to Lease shall from the date of this Agreement be read in conjunction with this Agreement.

     (b) This Agreement shall henceforth have effect so far as practical as though all of the provisions of the Offer to Lease and this Agreement were, as appropriate, contained in one instrument.

     (c) All of the provisions of the Offer to Lease, except only insofar as the same may be consistent with the express provisions of this Agreement, shall apply to this Agreement.

     (d) The Offer to Lease as changed, altered, amended, modified and supplemented by this Agreement shall be and continue in full force and effect and be binding upon the parties and is hereby confirmed in all respects, and for the purposes of the Lease reference to the term "Offer" therein shall be deemed to refer to the Offer to Lease as amended hereby and as further amended and modified from time to time.

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IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the day and year first above written.


PCI PROPERTIES CORP.


Per:   _____________________
       Authorized Signatory


PIVOTAL CORPORATION


Per:   _____________________
       Authorized Signatory





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